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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): March 21, 2002

                             UNIT CORPORATION
            (Exact Name of Registrant as Specified in Charter)

           Delaware                 1-9260               73-1283193

   (State of Incorporation)    (Commission File        (IRS Employer
                                   Number)          Identification No.)


                           1000 Kensington Tower,
                             7130 South Lewis,
                           Tulsa, Oklahoma 74136

            (Address Of Principal Executive Offices)  (Zip Code)

     Registrant's telephone number, including area code: (918) 493-7700

                              (Not Applicable)
        (Former Name Or Former Address, If Changed Since Last Report)
























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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On March 21, 2002, Unit Corporation announced that it has reached an agreement with a privately-held company to acquire twenty drilling rigs and related equipment for 7.5 million shares of Unit Corporation common stock. This acquisition is subject to finalization of terms of a definitive agreement as well as certain other conditions customary in this type of transaction.

ITEM 7. FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION  AND
        EXHIBITS.

     The Registrant files the following exhibits as part of this report:

Exhibit No.              Description
-----------              -----------

    99 Press Release, issued by Unit Corporation on March 21, 2002, announcing the agreement to acquire twenty drilling rigs and related equipment as reported herein.


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     March 27, 2002
          --------------
                             UNIT CORPORATION

                               By:   /s/ John G. Nikkel
                               ------------------------
                               John G. Nikkel
                               President





















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Exhibit Index
-------------

Exhibit No.              Description
-----------              -----------

    99 Press Release, issued by Unit Corporation on March 21, 2002, announcing the agreement to acquire twenty drilling rigs and related equipment as reported herein.
















































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